                           -------------------------
                             STATE STREET RESEARCH
                           -------------------------
                                 TAX-EXEMPT FUND
                           -------------------------

                           ANNUAL REPORT
                           December 31, 2002

                           ------------------
                             WHAT'S INSIDE
                           ------------------

                           PORTFOLIO MANAGERS' REVIEW
                           Another Strong Year for
                           Municipal Bonds

                           FUND INFORMATION
                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                         -------------------               -------------------
                             [Dalbar logo]                    [Dalbar logo]
                                DALBAR                           DALBAR
                              RATED FOR                        MUTUAL FUND
                            COMMUNICATION                     SERVICE AWARD
                                2003                              2001
                         -------------------               -------------------
                           For Excellence                    For Excellence
                           in Shareholder                     in Shareholder
                           Communication                         Service

[logo] STATE STREET RESEARCH

PORTFOLIO MANAGER'S REVIEW

Tax-Exempt Fund: Another Strong Year for Municipal Bonds

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was another good year for municipal bonds. Class A shares of State Street Research Tax-Exempt Fund returned 9.01% for the 12 months ended December 31, 2002 [does not reflect sales charge].(1) We are pleased to report such a strong positive return. It was only slightly less than the fund's benchmark, the Lehman Brothers Municipal Bond Index, which returned 9.60% for the same period.(2)

Q: WHY WAS IT SUCH A GOOD YEAR FOR MUNICIPAL BONDS?
A: An uncertain economic environment actually helped the municipal bond market because interest rates remained low. The Federal Reserve Board made an effort to stimulate economic growth by lowering a key short-term interest rate in November, which caused bond yields to rise at the end of the year. (Bond prices move in the opposite direction of yields.) However, on balance, the demand for less risky, tax-free assets remained high throughout 2002, which was positive for municipal bonds.

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A: During the first six months of the year, our emphasis on lower-investment-grade and below-investment-grade bonds hurt performance modestly. However, these higher-yielding sectors rallied at year-end and made a positive contribution to performance. Intermediate-maturity bonds were another source of strong performance for most of the year as investors moved money out of short-term bonds, where yields fell dramatically. However, these bonds were a drag on performance during the fourth quarter as interest rates rose and investors started taking money out of bonds and moving it into stocks.

Q: WHAT INVESTMENTS OFFERED THE BEST OPPORTUNITY DURING THE YEAR?
A: Municipal utilities--including electric, water and sewer revenues--were among the best-performing sectors in the second half of the year. Uncertainty among investor- owned utilities as well as other corporate-backed credits served to highlight the relative safety and stability within municipal utilities. Going forward, we plan to look for opportunities to add to our holdings in this sector.

Q: WHAT WERE THE FUND'S DISAPPOINTMENTS?
A: Health care bonds, which were strong performers in the first half of the year, were a drag on performance in the second half. Competitive pressures and structural issues present significant challenges to the Health Care sector nationwide. However, we believe the increasing needs of our aging society present the opportunity for long-term outperformance, and we continued to emphasize the sector.

Q: WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?
A: We expect modest upward pressure on interest rates throughout 2003. We also expect the supply of municipal bonds to remain abundant through at least the first quarter of 2003. Most state and local governments have significant borrowing needs, especially since, for the most part, any rainy-day fund that had been set aside has now been exhausted to offset declining tax revenues. Although supply and credit concerns will be driving issues in the coming year, we anticipate municipal bonds to be in ample demand, as investors will need to find places to reinvest their coupons as well as any proceeds from called or retired bonds. We believe that within the broader fixed income market, municipal bonds remain undervalued. Tax-exempt to taxable yield ratios remain very near record lows, which could enhance the relative performance of tax-exempts versus taxable alternatives in 2003.

Q: HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THIS OUTLOOK?
A: In the face of a deteriorating environment for municipalities in the year ahead, our goal will be to modestly improve credit quality by reducing our stake in lower-investment-grade and below-investment-grade bonds. This portion of the market has performed well over the last few years and we feel it is now appropriate to reduce this weighting. We will continue to focus on Health Care, education, municipal utilities and Transportation revenue issues.

                                                            December 31, 2002

(1) 8.15% for Class B(1) shares; 8.26% for Class B shares; 8.14% for Class C shares; 9.24% for Class S shares.
(2) The Lehman Brothers Municipal Bond Index is comprised of approximately 60% revenue bonds and 40% state government obligations. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND
TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 2002)
--------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON 12/31/92(3)
(Class A shares, at maximum applicable sales charge)

12/92        $ 9,550
12/93         10,707
12/94          9,968
12/95         11,621
12/96         11,961
12/97         13,178
12/98         13,941
12/99         13,336
12/00         14,683
12/01         15,366
12/02         16,752

AVERAGE ANNUAL TOTAL RETURNS
(without sales charge)(3)(5)
------------------------------------------------------------
                     10 YEARS      5 YEARS        1 YEAR
------------------------------------------------------------
Class A               5.78%         4.92%         9.01%
------------------------------------------------------------
Class B(1)            5.02%         4.12%         8.15%
------------------------------------------------------------
Class B               5.04%         4.16%         8.26%
------------------------------------------------------------
Class C               5.03%         4.17%         8.14%
------------------------------------------------------------
Class S               6.02%         5.19%         9.24%
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(at maximum applicable sales charge)(3)(4)(5)
------------------------------------------------------------
                     10 YEARS      5 YEARS        1 YEAR
------------------------------------------------------------
Class A               5.29%         3.95%         4.11%
------------------------------------------------------------
Class B(1)            5.02%         3.78%         3.15%
------------------------------------------------------------
Class B               5.04%         3.82%         3.26%
------------------------------------------------------------
Class C               5.03%         4.17%         7.14%
------------------------------------------------------------
Class S               6.02%         5.19%         9.24%
------------------------------------------------------------

                                        TAXABLE
                                   EQUIVALENT YIELD
                                     (35% federal
                         YIELD       tax bracket)
----------------------------------------------------
Class A                  3.60%           5.54%
----------------------------------------------------
Class B(1)               3.09%           4.75%
----------------------------------------------------
Class B                  3.08%           4.74%
----------------------------------------------------
Class C                  3.07%           4.72%
----------------------------------------------------
Class S                  4.08%           6.28%
----------------------------------------------------
Yield is based on net investment income for the 30 days ended December 31, 2002. While a substantial portion of income will be exempt from federal income tax, investors may be subject to alternative minimum tax and income may be subject to state or local tax.
Investors should consult their tax adviser.

BOND QUALITY RATINGS*
(by percentage of long-term investments)

AAA                 48%
AA                  15%
A                   13%
BBB                 17%
BB                   7%

TOP 5 STATE REPRESENTATIONS
(by percentage of net assets)

NEW YORK            17.4%
CALIFORNIA           9.9%
FLORIDA              9.3%
GEORGIA              7.6%
TEXAS                5.4%

Total: 49.6%

TOP 5 SECTORS
(by percentage of net assets)

PRE-REFUNDED             14.8%
TRANSIT/HIGHWAY          12.8%
WATER/SEWER               7.3%
HOSPITAL                  7.0%
STATE GENERAL OBLIGATION  6.4%

Total: 48.3%

As rated by Standard & Poor's Corporation or Moody's Investors Service, Inc.

  * 11% of the above bonds were not rated but were included among relevant rating categories as determined by the fund's portfolio manager.

(3) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

STATE STREET RESEARCH TAX-EXEMPT FUND

----------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------------
December 31, 2002

------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL              MATURITY          VALUE
                                                            AMOUNT                 DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 97.5%
ALASKA 0.2%
Alaska Housing Finance Corp., State Capital Project
Bonds, Series A, MBIA Insured, 5.00% ................      $  425,000            7/01/2010      $    474,602
                                                                                                ------------
ARIZONA 0.8%
City of Phoenix Civic Improvement Corp., Senior Lien
Airport, Revenue Refunding Bonds, Series 2002 B
(AMT), FGIC Insured, 5.75% ..........................       2,000,000            7/01/2014         2,260,020
                                                                                                ------------
CALIFORNIA 9.9%
Santa Clara County Financing Authority, (VMC Facility
Replacement Project), 1994 Series A Bonds, Ambac
Insured, 7.75% ......................................       1,000,000           11/15/2008         1,282,390
Foothill/Eastern Transportation Corridor Agency,
Senior Lien Convertible Capital Appreciation Bonds,
Series 1995A, 1.00%                                         1,695,000            1/01/2010         1,850,482
Port Hueneme Redevelopment Agency, Central Community
Project, Tax Allocation Refunding Bonds, 1993, Ambac
Insured, 5.50% ......................................       1,800,000            5/01/2014         2,084,058
California Pollution Control Financing Authority,
Pollution Control Refunding Revenue Bonds, (San Diego
Gas & Electric Company), 1996 Series A, 5.90% .......       2,200,000            6/01/2014         2,319,592
Oakland Joint Powers Financing Authority, Lease
Revenue Refunding Bonds, (Oakland Convention
Centers), Series 2001, Ambac Insured, 5.50% .........       2,000,000           10/01/2014         2,324,860
California Educational Facilities Authority, Series
1994 Revenue Bonds, (Southwestern University
Project), Series 1995, 6.60% ........................       1,000,000           11/01/2014         1,104,830
County of Madera, California, Certificates of
Participation, (Valley Childrens Hospital Project),
Series 1995, MBIA Insured, 6.50% ....................       1,000,000            3/15/2015         1,246,650
California Pollution Control Financing Authority,
Pollution Control Revenue Bonds, (San Diego Gas &
Electric Company), 1991 Series A, Subject to AMT,
6.80% ...............................................         600,000            6/01/2015           688,230
Roseville Joint Union High School District, 1992
General Obligation Bonds, Series B, FGIC Insured,
0.00% ...............................................       1,000,000            8/01/2015           569,190
Foothill/Eastern Transportation Corridor Agency, Toll
Road Revenue Bonds (Fixed Rate), Capital Appreciation
Bonds, Senior Lien Series 1995 A, 0.00% .............       5,000,000            1/01/2019         2,339,000
Redevelopment Agency of the City of Pittsburg,
California, Tax Allocation Bonds, (Los Medanos
Community Development Project), Series 1999, Ambac
Insured, 0.00% ......................................       2,000,000            8/01/2019           886,780
County of Sacramento, Laguna Creek Ranch/Elliott
Ranch Community Facilities District No.1, (Elliott
Ranch), Improvement Area No. 2 Special Tax Refunding
Bonds, 6.30% ........................................       3,000,000            9/01/2021         3,165,180
Anaheim Public Financing Authority, Lease Revenue
Bonds, (Anaheim Public Improvement Project),
Subordinate, 1997 Series C, Capital Appreciation
Bonds, FSA Insured, 0.00% ...........................       3,125,000            9/01/2025           953,750
Foothill/Eastern Transportation Corridor Agency, Toll
Road Revenue Bonds Series 1995A Senior Lien, Pre-
Refunding to 1/01/2007 @ 96.22, 6.50% ...............       6,000,000            1/01/2032         7,077,300
                                                                                                ------------
                                                                                                  27,892,292
                                                                                                ------------
COLORADO 4.6%
Colorado Water Resources and Power Development
Authority, Wastewater Revolving Fund, Refunding
Revenue Bonds, Series A, 5.25% ......................       1,000,000            9/01/2014         1,135,060
E-470 Public Highway Authority, Senior Revenue Bonds,
(Capital Appreciation Bonds), Series 1997B, MBIA
Insured, 0.00% ......................................       5,000,000            9/01/2016         2,671,250
Eaglebend Affordable Housing Corporation, Revenue
Refunding Bonds, (Multifamily Housing Project),
Series 1997A, 6.45% .................................       2,000,000            7/01/2021         1,976,620
Arapahoe County, Colorado, Public Highway Authority,
Capital Improvement Trust Fund, Highway Revenue Bond,
(E-470 Project), Pre-Refunded to 8/31/2005 @ 103,
7.00% ...............................................       5,000,000            8/31/2026         5,854,700
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds, 2001 Series
A-2, Senior Bonds (AMT), 6.50% ......................       1,200,000            8/01/2031         1,319,352
                                                                                                ------------
                                                                                                  12,956,982
                                                                                                ------------
CONNECTICUT 2.3%
State of Connecticut, Special Tax Obligation Bonds,
Transportation Infrastructure Purposes, 1991 Series
A, 6.50% ............................................       1,500,000           10/01/2012         1,857,705
State of Connecticut Health and Educational
Facilities Authority, Revenue Bonds, Quinnipiac
College Issue, Series D, 6.00% ......................       1,465,000            7/01/2023         1,475,782
State of Connecticut Health and Educational
Facilities Authority, Revenue Bonds, Quinnipiac
College Issue, Series D, Pre-Refunded to 7/1/2023 @
98.25, 6.00%                                                3,000,000            7/01/2023         3,130,680
                                                                                                ------------
                                                                                                   6,464,167
                                                                                                ------------
FLORIDA 9.3%
Heritage Harbor Development District, (Hillsborough
County, Florida), Special Assessment Revenue Bonds,
Series 1997B, 6.00% .................................         320,000            5/01/2003           320,186
City of Tampa, Florida Water and Sewer System
Refunding Revenue Bonds, Series 2002, FSA Insured,
5.50% ...............................................       1,000,000           10/01/2011         1,153,480
Orlando Utilities Commission, Water and Electric
Subordinated Revenue Bonds, Series D, 6.75% .........       5,000,000           10/01/2017         6,348,850
Grand Haven Community Development District (Flagler
County, Florida), Special Assessment Bonds, Series
1997 B, 6.90%                                                 690,000            5/01/2019           702,089
North Springs Improvement District, (Broward County,
Florida), Special Assessment Bonds, (Heron Bay
Project), Series 1997, 7.00% ........................         687,000            5/01/2019           720,704
Orange County, Florida, Health Facilities Authority,
First Mortgage Revenue Bonds, (Orlando Lutheran
Towers, Inc.), Series 1996, 8.75% ...................       5,000,000            7/01/2026         5,349,650
Volusia County Educational Facility Authority,
Educational Facilities Revenue Bonds, (Embry-Riddle
Aeronautical University Project), Series 1996A, 6.125%      5,000,000           10/15/2026         5,282,450
Northern Palm Beach County, Florida, Improvement
District, Water Control and Improvement Bonds, Unit
of Development No. 9A, Series 1996A, 7.30% ..........       3,000,000            8/01/2027         3,203,550
Capital Trust Agency, Revenue Bonds, (Seminole Tribe
of Florida Convention and Resort Hotel Facilities),
Series 2002 A, 10.00% ...............................       3,000,000           10/01/2033         3,099,900
                                                                                                ------------
                                                                                                  26,180,859
                                                                                                ------------
GEORGIA 7.6%
State of Georgia, General Obligation Bonds, Series
1992B, 6.25% ........................................       4,300,000            3/01/2011         5,172,341
State of Georgia, General Obligation Bonds, Series
1994E, 6.75% ........................................       1,000,000           12/01/2012         1,266,450
City of Atlanta, Airport General Revenue Refunding
Bonds, Series 2000C, Subject to AMT, FGIC Insured,
6.25% ...............................................       3,070,000            1/01/2014         3,510,361
Municipal Electric Authority of Georgia, Project One
Subordinated Bonds, Series 1998A, MBIA Insured, 5.25%       2,000,000            1/01/2014         2,242,500
Metropolitan Atlanta Rapid Transit Authority,
Georgia, Sales Tax Revenue Bonds, Refunding Series P,
Ambac Insured, 6.25% ................................       4,930,000            7/01/2020         6,038,461
City of Atlanta, Airport General Revenue and
Refunding Bonds, Series 2000A, FGIC Insured, 5.50% ..       3,000,000            1/01/2026         3,173,550
                                                                                                ------------
                                                                                                  21,403,663
                                                                                                ------------
ILLINOIS 3.5%
Community Consolidated School District Number 73,
Lake County, Illinois, General Obligation School
Bonds, Series 2002, FGIC Insured, 9.00% .............       2,500,000           12/01/2010         1,848,825
State of Illinois, General Obligation Bonds, Illinois
FIRST, Series 2001, MBIA Insured, 5.50% .............       3,000,000            8/01/2017         3,448,560
Illinois Development Finance Authority, State of
Illinois Revolving Fund Revenue Bonds, Master Trust,
Series 2002, 5.50%                                          2,000,000            9/01/2017         2,217,280
Illinois Health Facilities Authority Revenue
Refunding Bonds, (Elmhurst Memorial Healthcare),
Series 2002, 5.00% ..................................       2,550,000            1/01/2022         2,521,873
                                                                                                ------------
                                                                                                  10,036,538
                                                                                                ------------
MAINE 1.2%
Finance Authority of Maine, Revenue Obligation
Securities, (Huntington Common Project), Series
1997A, 7.50% ........................................       4,000,000            9/01/2027         3,450,560
                                                                                                ------------
MARYLAND 2.0%
County of Anne Arundel, Maryland, Economic
Development, Revenue Bonds, (Anne Arundel Community
College Project), Series 2002, 5.125% ...............         400,000            9/01/2022           409,864
Howard County, Maryland, Multifamily Mortgage
Refunding Bonds,(Chase Glen Project), Series 1994,
Mandatory Put 7/1/2004 @ 100, 7.00% .................       5,000,000            7/01/2024         5,145,000
                                                                                                ------------
                                                                                                   5,554,864
                                                                                                ------------
MASSACHUSETTS 5.3%
Massachusetts Industrial Finance Agency, First
Mortgage Revenue Bonds, (Berkshire Retirement
Community, Lenox-1994 Issue) Series A, 6.375% .......       1,500,000            7/01/2005         1,554,900
Massachusetts Bay Transportation Authority, General
Transportation System Bonds, Refunding Bonds, 1994
Series A, 7.00% .....................................       3,385,000            3/01/2014         4,327,756
The Commonwealth of Massachusetts, General Obligation
Bonds, Consolidated Loan of 2000, Series B, 5.25% ...       3,000,000            6/01/2017         3,403,950
Massachusetts Water Pollution Abatement Trust, Water
Pollution Abatement Revenue Bonds, (MWRA Program),
Subordinated Series 1999 A, 6.00% ...................       3,000,000            8/01/2017         3,619,080
Massachusetts Industrial Finance Agency, (Marina Bay
LLC Project-1997 Issue), 7.50% ......................       1,960,000           12/01/2027         2,034,872
                                                                                                ------------
                                                                                                  14,940,558
                                                                                                ------------
MICHIGAN 1.6%
Charter County of Wayne, Michigan, Airport Revenue
Refunding Bonds, (Detroit Metropolitan Wayne County
Airport) Series 2002C FGIC Insured, 5.375% ..........       2,000,000           12/01/2015         2,222,360
State of Michigan, General Obligation Refunding
Bonds, Series 2001, 5.50% ...........................       1,000,000           12/01/2015         1,160,560
Oxford Area Community Schools, Counties of Oakland
and Lapeer, State of Michigan, 2001 School Building
and Site Bonds, (General Obligation-Unlimited Tax),
5.50%                                                       1,000,000            5/01/2017         1,106,330
                                                                                                ------------
                                                                                                   4,489,250
                                                                                                ------------
MINNESOTA 0.9%
Minnesota Public Facilities Authority, Water
Pollution Control Revenue Bonds, Series 2002A, 5.00%        2,250,000            3/01/2011         2,503,890
                                                                                                ------------
MISSOURI 1.5%
The Industrial Development Authority of St. Charles
County, Missouri, Multifamily Housing Revenue
Refunding Bonds (Vanderbilt Apartments Project),
Series 1999, 5.00% ..................................       1,850,000            2/01/2009         1,857,992
State Environmental Improvement and Energy Resources
Authority (State of Missouri), Water Pollution
Revenue Refunding Bonds (State Revolving Fund
Program-Master Trust), Series 2001B, 5.50% ..........       2,000,000            7/01/2016         2,309,480
                                                                                                ------------
                                                                                                   4,167,472
                                                                                                ------------
NEVADA 3.8%
Clark County School District, Nevada, General
Obligation (Limited Tax), Building and Renovation
Bonds, Series 1997B, FGIC Insured, 5.25% ............       5,045,000            6/15/2017         5,457,076
State of Nevada, General Obligation (Limited Tax)
Bonds, Nevada Municipal Bond Bank Project Nos. 49 and
50, Series November 1, 1995A, FGIC Insured, 5.50%           5,000,000           11/01/2025         5,224,950
                                                                                                ------------
                                                                                                  10,682,026
                                                                                                ------------
NEW JERSEY 2.4%
New Jersey Educational Facilities Authority, Revenue
Bonds, Fairleigh Dickinson University Issue, Series
D, ACA Insured, 4.25% ...............................         555,000            7/01/2010           565,900
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, 1996 Series B, 5.00% ...       5,000,000            6/15/2017         5,231,200
New Jersey Transportation Trust Fund Authority,
Transportation Systems, Series B, MBIA Insured, 6.00%
......................................................       1,000,000           12/15/2019         1,157,840
                                                                                                ------------
                                                                                                   6,954,940
                                                                                                ------------
NEW MEXICO 1.4%
City of Farmington, New Mexico, Pollution Control
Revenue Refunding Bonds, (Public Service Company of
New Mexico San Juan Project), 1997 Series D, 6.375% .       4,000,000            4/01/2022         4,094,520
                                                                                                ------------
NEW YORK 17.4%
City of Niagara Falls, Niagara County, New York,
Water Treatment Plant (Serial) Bonds, 1994 (AMT),
MBIA Insured, 8.50%                                         1,000,000           11/01/2006         1,228,510
County of Onondaga, New York, General Improvement
Serial Bonds, 1992, 5.70% ...........................       1,320,000            4/01/2007         1,511,334
County of Onondaga, New York, General Improvement
Serial Bonds, 1992, 5.70% ...........................         680,000            4/01/2007           775,295
Lyons Community Health Initatives Corp., Facility
Revenue Bonds, Series 1994, 6.55% ...................         470,000            9/01/2009           502,872
New York State Environmental Facilities Corp., State
Water Pollution Control, Revolving Fund Revenue
Refunding Bonds (Pooled Loan Issue), Series D, 6.70%        1,080,000           11/15/2009         1,208,866
New York State Environmental Facilities Corp., State
Water Pollution Control, Revolving Fund Revenue Bonds
(Pooled Loan Issue), Series D, 6.70% ................         920,000           11/15/2009         1,028,339
Tompkins County Industrial Development Agency, Life
Care Community Revenue Bonds, 1994, (Kendal at Ithaca
Inc. Project), 7.70% ................................       1,430,000            6/01/2011         1,465,636
New York Local Government Assistance Corp., Refunding
Bonds, (A Public Benefit Corporation of the State of
New York), Series 1993E, 6.00% ......................       5,000,000            4/01/2014         5,901,950
New York State Thruway Authority, Local Highway and
Bridge Service Contract Bonds, Series 1995, 6.25% ...       1,000,000            4/01/2014         1,126,290
County of Nassua, New York, General Obligation
Refunding Bonds, Series G, MBIA Insured, 5.45% ......       1,000,000            1/15/2015         1,140,020
Dormitory Authority of the State of New York,
Montefiore Medical Center, FHA-Insured Mortgage
Hospital Revenue Bonds, Series 1996, AMBAC Insured,
5.25% ...............................................       1,000,000            2/01/2015         1,063,840
Dormitory Authority of the State of New York, State
University Educational Facilities, Revenue Bonds,
Series 2000 C, FSA Insured, 5.75% ...................       1,000,000            5/15/2016         1,176,990
Dormitory Authority of the State of New York, City
University System Consolidated, Revenue Bonds, Series
1995 A, Ambac Insured, 5.625% .......................       1,000,000            7/01/2016         1,165,400
County of Monroe, New York, General Obligation Bonds,
Public Improvement Refunding Bonds, Series 1996,
6.00% ...............................................       1,535,000            3/01/2017         1,828,569
Dormitory Authority of the State of New York,
Department of Health of the State of New York,
Revenue Bonds, Series 1996, 5.75% ...................       5,000,000            7/01/2017         5,345,600
The City of New York, General Obligation Bonds,
Fiscal Series 1997 H, 6.00% .........................       1,500,000            8/01/2017         1,599,600
Dormitory Authority of the State of New York, Mental
Health Services Facilities Improvement, Revenue
Bonds, Series 1997 A, 5.50% .........................         995,000            8/15/2017         1,057,675
New York Transitional Finance Authority, Future Tax
Secured Bonds, Fiscal 2001 Series C, 5.875% .........       1,000,000           11/01/2017         1,145,120
New York State Thruway Authority, Local Highway and
Bridge Service Contract Bonds, Series 1999, MBIA
Insured, 5.75%                                              1,000,000            4/01/2019         1,112,760
Dormitory Authority of the State of New York, State
University Educational Facilities, Revenue Bonds,
Series 1993 A, 5.50% ................................       2,500,000            5/15/2019         2,829,350
County of Orange, New York, Various Purposes Bonds,
Series 1997, 5.125% .................................       1,000,000            9/01/2019         1,042,040
Tompkins County Industrial Development Agency, Civic
Facility Revenue Bonds, (Cornell University Project),
Series 2000, 5.625% .................................       1,000,000            7/01/2020         1,175,390
Port Authority of New York and New Jersey, Special
Project Bonds, Series 6, (JFK International Air
Terminal LLC Project), Subject to AMT, MBIA Insured,
5.75% ...............................................       3,000,000           12/01/2022         3,228,300
Tompkins County Industrial Development Agency, Life
Care Community Revenue Bonds, 1994 (Kendal at Ithaca
Inc. Project), 7.875% ...............................       1,000,000            6/01/2024         1,024,580
Lyons Community Health Initatives Corp. (New York),
Facility Revenue Bonds, Series 1994, 6.80% ..........         940,000            9/01/2024           988,532
Suffolk County, Industrial Development Agency, (New
York), Civic Facility Revenue Bonds, (The Southampton
Hospital Association Civic Facility), Series 1999A,
7.25% ...............................................       3,000,000            1/01/2030         2,910,330
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue Bonds, Fiscal 2000
Series B, Prefunded, 6.00% ..........................       2,025,000            6/15/2033         2,429,311
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue Bonds, Fiscal 2001,
Series A, 5.50% .....................................       2,000,000            6/15/2033         2,125,600
                                                                                                ------------
                                                                                                  49,138,099
                                                                                                ------------
OHIO 0.9%
County of Miami, Ohio, Hospital Facilities Revenue
Refunding and Improvement Bonds, (Upper Valley
Medical Center), Series 1996A, 6.25% ................       2,500,000            5/15/2016         2,594,225
                                                                                                ------------
PENNSYLVANIA 3.1%
Pennsylvania Economic Development Financing
Authority, Resource Recovery Revenue Bonds,
(Northampton Generating Project), Series 1994A, 6.40%
......................................................       2,500,000            1/01/2009         2,551,625
Pennsylvania Economic Development Financing
Authority, Resource Recovery Revenue Bonds, (Colver
Project), Series 1994D, Subject to AMT, 7.05% .......       1,000,000           12/01/2010         1,037,510
The School District of Pittsburgh, (Allegheny County,
Pennsylvania), General Obligation Bonds, Refunding
Series 2002A, FSA Insured, 5.50% ....................       1,000,000            9/01/2018         1,147,440
Philadelphia Authority For Industrial Development,
Lease Revenue Bonds, Series 2001B, FSA Insured, 5.50%
......................................................       1,500,000           10/01/2020         1,634,040
Pennsylvania Economic Development Financing
Authority, Revenue Bonds, (Northwestern Human
Services, Inc. Project), 1998 Series A, 5.25% .......       3,000,000            6/01/2028         2,332,260
                                                                                                ------------
                                                                                                   8,702,875
                                                                                                ------------
PUERTO RICO 5.2%
Commonwealth of Puerto Rico, Public Improvement
Refunding Bonds, General Obligation Bonds, Series
1998, 5.25% .........................................       1,000,000            7/01/2012         1,102,560
Puerto Rico Aqueduct and Sewer Authority, Refunding
Bonds, Series 1995, Commonwealth of Puerto Rico
Guaranteed, 6.25% ...................................       1,525,000            7/01/2012         1,801,254
Commonwealth of Puerto Rico, Public Improvement
Refunding Bonds, General Obligation Bonds, Series
1995, MBIA Insured, 5.65% ...........................       1,000,000            7/01/2015         1,177,810
Commonwealth of Puerto Rico, Public Improvement Bonds
of 1999, Public Improvement Refunding Bonds, General
Obligation Bonds, Series 1999, FSA Insured, 5.25% ...       1,000,000            7/01/2015         1,138,410
Puerto Rico Highway and Transportation Authority,
Transportation Revenue Bonds, Series A, Ambac
Insured, 0.00% ......................................       1,765,000            7/01/2016         1,005,714
Puerto Rico Public Buildings Authority, Government
Facilities Refunding Bonds, Series C, Commonwealth of
Puerto Rico Guaranteed, 5.50% .......................         500,000            7/01/2016           560,695
Commonwealth of Puerto Rico Public, Improvement
Refunding Bonds, General Obligation Bonds, Series
1998, MBIA-IBC Insured, 0.00% .......................       1,000,000            7/01/2017           538,550
Commonwealth of Puerto Rico, Public Improvement
Refunding Bonds, General Obligation Bonds, Series
1999, 5.25% .........................................       2,000,000            7/01/2017         2,184,180
Puerto Rico Infrastructure Financing Authority,
Special Obligation Bonds,
Series 2000 A, 5.50% ................................       1,000,000           10/01/2017         1,115,970
Puerto Rico Highway and Transportaion Authority,
Transportation Revenue Bonds, Series B, Ambac
Insured, 5.75% ......................................       1,500,000            7/01/2019         1,680,315
Puerto Rico Public Finance Corporation, Revenue
Bonds, Series E, 6.00% ..............................       2,000,000            8/01/2026         2,322,500
                                                                                                ------------
                                                                                                  14,627,958
                                                                                                ------------
SOUTH CAROLINA 2.5%
The School District of Greenville County, South
Carolina Project, Installment Purchase Revenue Bonds,
Building Equity Sooner Tomorrow (BEST), Series 2002,
6.00% ...............................................       3,000,000           12/01/2021         3,382,380
Tobacco Settlment Revenue Management Authority,
Tobacco Settlement Asset-Backed Bonds, Series 2001B,
6.375% ..............................................       3,000,000            5/15/2030         2,995,860
Lexington County, South Carolina, Health Services
Authority, Refunding and Improvement Bonds, 5.50%+ ..         750,000           11/01/2032           741,802
                                                                                                ------------
                                                                                                   7,120,042
                                                                                                ------------
TEXAS 5.4%
Amarillo, Texas, Health Facilities Corporation,
Hospital Revenue Bonds, (Baptist St. Anthony's
Hospital Corporation Project), Series 1998, FSA
Insured, 5.50%                                              2,830,000            1/01/2014         3,163,346
Raven Hills Higher Education Corp., Student Housing
and Educational Facilities, Revenue Bonds (Bobcat
Village LLC - Southwest Texas State University
Project) Series 2001A, Ambac Insured, 5.50% .........       1,000,000            6/01/2015         1,114,200
City of Houston, Texas, Water and Sewer System,
Junior Lien Revenue Forward Refunding Bonds, Series
2002B, Ambac Insured, 5.75% .........................       1,000,000           12/01/2015         1,152,240
Raven Hills Higher Education Corp., Student Housing
and Educational Facilities, Revenue Bonds (Bobcat
Village LLC - Southwest Texas State University
Project) Series 2001B, Ambac Insured, 5.50% .........         800,000            6/01/2016           885,920
Texas Water Development Board, State Revolving Fund,
Senior Lien Revenue Bonds, Program Series 1998A,
4.75% ...............................................       1,000,000            7/15/2020         1,010,410
Harris County - Houston Sports Authority, Senior Lien
Revenue Refunding Bonds, Series 2001A, MBIA Insured,
0.00% ...............................................       3,000,000           11/15/2020         1,234,620
La Joya Independent School District (Hidalgo County,
Texas), Unlimited Tax School Building Bonds, Series
2000, PSF-GTD Insured, 5.50% ........................       3,000,000            2/15/2025         3,150,150
Comal County Health Facilities Development Corp.,
Healthcare System Revenue Bonds, (McKenna Memorial
Hospital Project), Series 2002A, 6.25% ..............       1,500,000            2/01/2032         1,502,670
Cities of Dallas and Fort Worth, Texas, Dallas/Fort
Worth International Airport, Joint Revenue
Improvement and Refunding Bonds, Series 2001A, FGIC
Insured, 5.50% ......................................       2,000,000           11/01/2035         2,067,820
                                                                                                ------------
                                                                                                  15,281,376
                                                                                                ------------
UTAH 1.0%
Intermountain Power Agency, Utah, Power Supply
Revenue Refunding Bonds, Series A, 6.15% ............       1,580,000            7/01/2014         1,808,231
Intermountain Power Agency, Utah, Power Supply
Revenue Refunding Bonds, 1996, Series A, 6.15% ......         920,000            7/01/2014           995,210
                                                                                                ------------
                                                                                                   2,803,441
                                                                                                ------------
VIRGINIA 0.3%
Industrial Development Authority of the City of
Chesapeake, Virginia, Public Facility Lease Revenue
Bonds (City of Chesapeake Court House Project) Series
of 1996, MBIA, 6.00% ................................         650,000            6/01/2008           759,506
                                                                                                ------------
WASHINGTON 1.1%
King County, Washington, Limited Tax General
Obligation, (Public Transportation Sales Tax)
Refunding Bonds, 2002, FSA Insured, 5.25% ...........       2,000,000           12/01/2010         2,263,460
Columbia School District No. 400, Walla Walla County,
Washington, Unlimited Tax General Obligation and
Refunding Bonds, Series 1998, Ambac Insured, 6.00% ..         825,000           12/01/2011           977,609
                                                                                                ------------
                                                                                                   3,241,069
                                                                                                ------------
WISCONSIN 1.9%
University of Wisconsin Hospitals and Clinics
Authority, Hospital Revenue Bonds, Series 2002B,
5.50% ...............................................         350,000            4/01/2013           374,098
Southeast Wisconsin Professional Baseball Park
District, Sales Tax Revenue Refunding Bonds, Series,
1998A, MBIA Insured, 5.50% ..........................       2,800,000           12/15/2016         3,218,208
Badger Tobacco Asset Securitization Corp., Tobacco
Settlement Asset-Backed Bonds, 6.125% ...............       2,000,000            6/01/2027         1,952,880
                                                                                                ------------
                                                                                                   5,545,186
                                                                                                ------------
U.S. VIRGIN ISLANDS 0.4%
Virgin Islands Public Finance Authority, Revenue
Bonds, (Virgin Island Gross Receipts Taxes Loan
Note), Series 1999 A, 6.375% ........................       1,000,000           10/01/2019         1,114,290
                                                                                                ------------
Total Municipal Bonds and Investments
(Cost $250,704,188) - 98.6% ..............................................................       275,435,270
                                                                                                ------------

------------------------------------------------------------------------------------------------------------
                                                                                                   VALUE
                                                                                     SHARES       (NOTE 1)
------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 1.1%
Strong Municipal Funds Inc., Tax Free Money
Fund Investor Series ................................................               3,200,000   $  3,200,000
                                                                                                ------------
Total Short-Term Investments (Cost $3,200,000) ..............................................      3,200,000
                                                                                                ------------
Total Investments (Cost $253,904,188) - 98.6% ...............................................    278,635,270
Cash and Other Assets, Less Liabilities - 1.4% ..............................................      3,828,837
                                                                                                ------------
Net Assets - 100.0% .........................................................................   $282,464,107
                                                                                                ============

Federal Income Tax Information:
At December 31, 2002, the net unrealized appreciation of investments based on cost for federal income tax purposes of $253,904,188 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of
value over tax cost ......................................................................      $ 25,811,225
Aggregate gross unrealized depreciation for all investments in which there is an excess of
tax cost over value ......................................................................        (1,080,143)
                                                                                                ------------
                                                                                                $ 24,731,082
                                                                                                ============

------------------------------------------------------------------------------------------------------------
+ The delivery and payment of this security is beyond the normal settlement time.
  The purchase price and interest rate are fixed at the trade date although interest is not earned until the settlement date.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 2002

ASSETS
Investments, at value (Cost $253,904,188) (Note 1) .............   $278,635,270
Cash ...........................................................        160,717
Interest receivable ............................................      4,335,965
Receivable for fund shares sold ................................      1,014,517
Receivable for securities sold .................................         77,720
Other assets ...................................................         37,468
                                                                   ------------
                                                                    284,261,657
LIABILITIES
Payable for securities purchased ...............................        715,628
Dividends payable ..............................................        272,919
Payable for fund shares redeemed ...............................        194,225
Accrued distribution and service fees (Note 4) .................        150,288
Accrued management fee (Note 2) ................................        148,508
Accrued transfer agent and shareholder services
  (Note 2) .....................................................        146,749
Accrued administration fee (Note 2) ............................         10,430
Accrued trustees' fees (Note 2) ................................          9,051
Other accrued expenses .........................................        149,752
                                                                   ------------
                                                                      1,797,550
                                                                   ------------
NET ASSETS                                                         $282,464,107
                                                                   ============
Net Assets consist of:
  Undistributed net investment income ..........................   $     44,161
  Unrealized appreciation of investments .......................     24,731,082
  Accumulated net realized loss ................................       (704,125)
  Paid-in capital ..............................................    258,392,989
                                                                   ------------
                                                                   $282,464,107
                                                                   ============
Net Asset Value and redemption price per share of Class A
   shares ($197,178,682 / 23,064,675 shares)....................          $8.55
                                                                          =====
Maximum offering Price per share of Class A shares
  ($8.55 / 0.955) ..............................................          $8.95
                                                                          =====
Net Asset Value and offering price per share of Class B(1)
  shares ($27,634,678 / 3,240,182 shares)* .....................          $8.53
                                                                          =====
Net Asset Value and offering price per share of Class B shares
  ($29,287,307 / 3,425,205 shares)* ............................          $8.55
                                                                          =====
Net Asset Value and offering price per share of Class C shares
  ($4,162,246 / 487,122 shares)* ...............................          $8.54
                                                                          =====
Net Asset Value, offering price and redemption price per share
  of Class S shares ($24,201,194 / 2,839,229 shares) ...........          $8.52
                                                                          =====
-------------------------------------------------------------------------------
*Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended December 31, 2002

INVESTMENT INCOME
Interest .....................................................   $  14,954,508
EXPENSES
Management fee (Note 2) ......................................       1,481,076
Transfer agent and shareholder services (Note 2) .............         578,374
Custodian fee ................................................         139,560
Distribution and service fees - Class A (Note 4) .............         565,687
Distribution and service fees - Class B(1) (Note 4) ..........         239,588
Distribution and service fees - Class B (Note 4) .............         318,593
Distribution and service fees - Class C (Note 4) .............          35,244
Registration fees ............................................          90,168
Administration fee (Note 2) ..................................          74,923
Audit fee ....................................................          58,732
Legal fees ...................................................          41,606
Trustees' fees (Note 2) ......................................          20,060
Reports to shareholders ......................................           6,235
Miscellaneous ................................................          37,683
                                                                 -------------
                                                                     3,687,529
Fees paid indirectly (Note 2) ................................         (15,190)
                                                                 -------------
                                                                     3,672,339
                                                                 -------------
Net investment income ........................................      11,282,169
                                                                 -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) .............       1,338,058
Change in unrealized appreciation of investments .............      13,662,100
                                                                 -------------
Net gain on investments ......................................      15,000,158
                                                                 -------------
Net increase in net assets resulting from operations .........   $  26,282,327
                                                                 =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

-----------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

                                                                      YEARS ENDED DECEMBER 31
                                                              ---------------------------------------
                                                                    2002                   2001
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ......................................      $ 11,282,169           $  9,581,300
Net realized gain on investments ...........................         1,338,058              2,050,263
Change in unrealized appreciation
 (depreciation) of investments .............................        13,662,100             (1,812,305)
                                                                  ------------           ------------
Net increase resulting from
 operations ................................................        26,282,327              9,819,258
                                                                  ------------           ------------
Dividends from net investment income:
  Class A ..................................................        (8,182,814)            (7,277,509)
  Class B(1) ...............................................          (872,341)              (496,526)
  Class B ..................................................        (1,162,087)            (1,359,767)
  Class C ..................................................          (128,069)               (86,948)
  Class S ..................................................          (990,920)              (313,431)
                                                                  ------------           ------------
                                                                   (11,336,231)            (9,534,181)
                                                                  ------------           ------------
Net increase (decrease) from fund share transactions (Note 7)       43,845,984             (2,997,710)
                                                                  ------------           ------------
Total increase (decrease) in net assets ....................        58,792,080             (2,712,633)
NET ASSETS
Beginning of year ..........................................       223,672,027            226,384,660
                                                                  ------------           ------------
End of year (including undistributed net investment income
 of $44,161 and $47,119, respectively) .....................      $282,464,107           $223,672,027
                                                                  ============           ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

NOTE 1
State Street Research Tax-Exempt Fund is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is presently the only series of the Trust.

The investment objective of the fund is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the fund invests primarily in tax-exempt debt obligations that the investment manager believes will not involve undue risk.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50%. Class A shares pay annual distribution and service fees equal to 0.30% of average daily net assets. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles in the United States of America for investment companies.

A. INVESTMENT VALUATION
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares. Net investment income is determined daily and consists of interest and dividends earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned.

D. DIVIDENDS
Dividends are declared daily by the fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. The fund has designated $119,023 as ordinary income dividends and $11,217,208 as tax-exempt dividends.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At December 31, 2002, the fund had a capital loss carryforward of $577,950 available, to the extent provided in regulations, to offset future capital gains, if any, of which $42,359, $527,610 and $7,981 expires on December 31, 2006, 2007 and 2008, respectively. The losses expiring in 2006 and 2007 were acquired in connection with the merger of the State Street Research New York Tax-Free Fund. Utilization of the acquired capital losses may be limited under current tax laws.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. During the year ended December 31, 2002, there were no loaned securities.

NOTE 2
Prior to November 2002, the Trust had an advisory agreement with State Street Research & Management Company ("SSRM"), an investment management subsidiary of MetLife, Inc. ("MetLife"). Under the agreement, SSRM earned monthly fees at an annual rate of 0.55% of the fund's average daily net assets. In consideration of these fees, SSRM furnished the fund with management, investment advisory, statistical and research facilities and services. SSRM also paid all salaries, rent and certain other expenses of management. Effective November 15, 2002, the agreement between the Trust and SSRM was terminated.

The Trust then entered into an advisory agreement with Strong Capital Management ("SCM"). Prior to adopting this agreement, the Trust's Board of Trustees determined that the agreement would be at least equivalent in scope and services to the agreement between the Trust and SSRM. Under the new advisory agreement, SCM is earning monthly fees at the same rate as the fund paid to SSRM under the prior agreement. During the year ended December 31, 2002, the fees pursuant to such agreements amounted to $1,481,076 of which $1,300,051 and $181,025 was paid to SSRM and SCM, respectively.

State Street Research Service Center, a division of State Street Research Investment Services, Inc. ("SSRIS"), a subsidiary of SSRM, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. During the year ended December 31, 2002, the amount of such expenses was $209,751.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of invested cash balances were used to reduce a portion of the fund's expenses. During the year ended December 31, 2002, the fund's transfer agent fees were reduced by $15,190 under this arrangement.

The fees of the Trustees not currently affiliated with SSRM amounted to $20,060 during the year ended December 31, 2002.

The fund has agreed to pay SSRM for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended December 31, 2002, the amount of such expenses was $74,923.

NOTE 3
For the year ended December 31, 2002, purchases and sales of securities, exclusive of short-term obligations and $46,596,442 of long-term purchases related to the merger (see Note 5), aggregated $109,331,920 and $70,003,830, respectively.

NOTE 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service fees to the distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The distributor uses such payments for personal services and/ or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 2002, fees pursuant to such plans amounted to $565,687, $239,588, $318,593 and $35,244 for Class A,
Class B(1), Class B and Class C shares, respectively. For Class A, Class B, and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of December 31, 2002, there were $1,607,665, $2,100,680 and $2,893,452 for Class A, Class B and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward into future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that SSRIS and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $63,695 and $286,743, respectively, on sales of Class A shares of the fund during the year ended December 31, 2002, and that MetLife Securities, Inc. earned commissions aggregating $233,608 and $3,097 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $70,629, $20,605 and $1,015 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 5
At a Special Meeting of Shareholders on February 12, 2002, shareholders of State Street Research New York Tax-Free Fund ("New York Tax-Free Fund") approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of New York Tax-Free Fund by the fund.

On February 22, 2002, the fund acquired the assets and liabilities of New York Tax-Free Fund in exchange for shares of each class of the fund. The acquisition was accounted for as a tax-free exchange of 2,299,143 Class A shares, 523,790 Class B(1) shares, 972,152 Class B shares, 108,179 Class C shares and 2,211,029 Class S shares of the fund for the net assets of New York Tax-Free Fund, which amounted to $19,185,901, $4,361,897, $8,113,605, $902,315 and $18,400,691 for Class A, Class B(1), Class B, Class C and Class S shares, respectively. The net assets of New York Tax-Free Fund included $4,056,496 of unrealized appreciation at the close of business on February 22, 2002. The net assets of the fund immediately after the acquisition were $280,330,342.

NOTE 6
SSRM has sold its business relating to the management and distribution of the fund to SCM, Inc. and Strong Investments, Inc., respectively. The acquisition occurred at a closing held on November 15, 2002. As a result of the closing, the advisory agreement between the fund and SSRM and the distribution agreement between the fund and SSRIS were terminated. SCM and Strong Investments, Inc. now serve as investment adviser and distributor, respectively.

A Special Meeting of the Shareholders of the fund has been tentatively scheduled for February 2003. At this meeting, shareholders of the fund will be asked to consider and approve a plan of reorganization between the fund and the Strong Advisor Municipal Bond Fund. If the proposed reorganization is approved by shareholders of the fund, the Strong Advisor Municipal Bond Fund would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the Strong Advisor Municipal Bond Fund with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees will need to consider other alternatives relating to the management and operations of the fund, including, without limitation, seeking an alternative investment adviser for the fund or seeking shareholder approval to liquidate the fund.

NOTE 7
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At December 31, 2002, MetLife owned 116,913 Class B(1) shares of the fund.

These transactions break down by share class as follows:

                                                      YEARS ENDED DECEMBER 31
                                ----------------------------------------------------------------------
                                                2002                                2001
                                ----------------------------------        ----------------------------
CLASS A                              SHARES              AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ..................       10,870,943       $ 90,997,778        8,768,030       $ 72,564,030
Issued in connection with
  acquisition of New York Tax-
  Free Fund ..................        2,299,143         19,185,901               --                 --
Issued upon reinvestment of
  dividends from net
  investment income ..........          737,761          6,193,137          649,330          5,350,267
Shares redeemed ..............      (11,304,657)       (97,497,959)      (9,252,187)       (76,421,135)
                                    -----------       ------------       ----------       ------------
Net increase .................        2,603,190       $ 18,878,857          165,173       $  1,493,162
                                    ===========       ============       ==========       ============

CLASS B(1)                           SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ..................        1,104,060       $  9,241,414        1,028,705       $  8,465,966
Issued in connection with
  acquisition of New York Tax-
  Free Fund ..................          523,790          4,361,897               --                 --
Issued upon reinvestment of
  dividends from net
  investment income ..........           78,649            659,245           43,582            358,756
Shares redeemed ..............         (543,785)        (4,880,564)        (219,400)        (1,800,823)
                                    -----------       ------------       ----------       ------------
Net increase .................        1,162,714       $  9,381,992          852,887       $  7,023,899
                                    ===========       ============       ==========       ============

CLASS B                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ..................          226,032       $  1,906,968          293,688       $  2,415,287
Issued in connection with
  acquisition of New York Tax-
  Free Fund ..................          972,152          8,113,605               --                 --
Issued upon reinvestment of
  dividends from net
  investment income ..........          101,946            854,859          165,884          1,359,767
Shares redeemed ..............       (1,610,171)       (14,006,572)      (1,641,317)       (13,566,335)
                                    -----------       ------------       ----------       ------------
Net decrease .................         (310,041)      ($ 3,131,140)      (1,181,745)      ($ 9,791,281)
                                    ===========       ============       ==========       ============

CLASS C                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ..................          153,330       $  1,291,797          231,329       $  1,904,094
Issued in connection with
  acquisition of New York Tax-
  Free Fund ..................          108,179            902,315               --                 --
Issued upon reinvestment of
  dividends from net
  investment income ..........            9,047             75,958            6,110             50,351
Shares redeemed ..............         (102,873)          (905,204)        (167,811)        (1,385,574)
                                    -----------       ------------       ----------       ------------
Net increase .................          167,683       $  1,364,866           69,628       $    568,871
                                    ===========       ============       ==========       ============

CLASS S                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ..................          101,264        $   848,570           48,305       $    396,681
Issued in connection with
  acquisition of New York Tax-
  Free Fund ..................        2,211,029         18,400,691               --                 --
Issued upon reinvestment of
  dividends from net
  investment income ..........           87,581            733,714           25,118            206,418
Shares redeemed ..............         (272,039)        (2,631,566)        (352,560)        (2,895,460)
                                    -----------       ------------       ----------       ------------
Net increase (decrease) ......        2,127,835       $ 17,351,409         (279,137)      ($ 2,292,361)
                                    ===========       ============       ==========       ============
-------------------------------------------------------------------------------------------------------

STATE STREET RESEARCH TAX-EXEMPT FUND

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                       CLASS A
                                                 ----------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                 2002              2001              2000             1999              1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.19              8.18              7.79              8.54              8.51
                                                -----             -----             -----             -----             -----
  Net investment income ($)                      0.36              0.37              0.38              0.39              0.40
  Net realized and unrealized gain (loss)
    on investments and futures contracts
    ($)                                          0.36              0.00              0.39             (0.75)             0.08
                                                -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.72              0.37              0.77             (0.36)             0.48
                                                -----             -----             -----             -----             -----
  Dividends from net investment income ($)      (0.36)            (0.36)            (0.38)            (0.39)            (0.41)
  Distributions from capital gains ($)             --                --                --             (0.00)            (0.04)
                                                -----             -----             -----             -----             -----
TOTAL DISTRIBUTIONS ($)                         (0.36)            (0.36)            (0.38)            (0.39)            (0.45)
                                                -----             -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                 8.55              8.19              8.18              7.79              8.54
                                                =====             =====             =====             =====             =====
Total return (%)(a)                              9.01              4.65             10.10             (4.34)             5.79

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)       197,179           167,653           166,043           174,256           205,773
Expense ratio (%)                                1.24              1.27              1.28              1.15              1.03
Expense ratio after expense reductions (%)       1.23              1.26              1.28              1.15              1.02
Ratio of net investment income to average
  net assets (%)                                 4.32              4.45              4.77              4.64              4.69
Portfolio turnover rate (%)                     26.28             34.88             17.47             24.60             36.22

                                                                               CLASS B(1)
                                                 ----------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31
                                                 ----------------------------------------------------------
                                                 2002             2001             2000          1999(B)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.18              8.16              7.79              8.54
                                                -----             -----             -----             -----
  Net investment income ($)                      0.30              0.31              0.32              0.32
  Net realized and unrealized gain (loss)
    on investments and futures contracts ($)     0.36              0.02              0.37             (0.74)
                                                -----             -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.66              0.33              0.69             (0.42)
                                                -----             -----             -----             -----
  Dividends from net investment income ($)      (0.31)            (0.31)            (0.32)            (0.33)
  Distribution from capital gains ($)              --                --                --             (0.00)
                                                -----             -----             -----             -----
TOTAL DISTRIBUTIONS ($)                         (0.31)            (0.31)            (0.32)            (0.33)
                                                -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                 8.53              8.18              8.16              7.79
                                                =====             =====             =====             =====
Total return (%)(a)                              8.15              4.06              9.07             (5.05)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        27,635            16,987             9,999             7,428
Expense ratio (%)                                1.94              1.97              2.00              1.90
Expense ratio after expense reductions (%)       1.93              1.97              2.00              1.90
Ratio of net investment income to average
  net assets (%)                                 3.60              3.72              4.01              3.89

Portfolio turnover rate (%)                     26.28             34.88             17.47             24.60
-----------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges.
(b) January 1, 1999 (commencement of share class), to December 31, 1999.

STATE STREET RESEARCH TAX-EXEMPT FUND

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B
                                                 ---------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                 ---------------------------------------------------------------------------
                                                 2002              2001              2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.19              8.18              7.79              8.54              8.51
                                                -----             -----             -----             -----             -----
  Net investment income ($)                      0.30              0.31              0.32              0.32              0.34
  Net realized and unrealized gain (loss)
    on investments and futures contracts ($)     0.37              0.01              0.39             (0.74)             0.08
                                                -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.67              0.32              0.71             (0.42)             0.42
                                                -----             -----             -----             -----             -----
  Dividends from net investment income ($)      (0.31)            (0.31)            (0.32)            (0.33)            (0.35)
  Distributions from capital gains ($)             --                --                --             (0.00)            (0.04)
                                                -----             -----             -----             -----             -----
TOTAL DISTRIBUTIONS ($)                         (0.31)            (0.31)            (0.32)            (0.33)            (0.39)
                                                -----             -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                 8.55              8.19              8.18              7.79              8.54
                                                =====             =====             =====             =====             =====
Total return (%)(a)                              8.26              3.92              9.32             (5.05)             5.01

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        29,287            30,603            40,218            49,002            63,445
Expense ratio (%)                                1.94              1.97              2.00              1.90              1.78
Expense ratio after expense reductions (%)       1.93              1.96              2.00              1.90              1.77
Ratio of net investment income to average
  net assets (%)                                 3.64              3.76              4.04              3.88              3.93

Portfolio turnover rate (%)                     26.28             34.88             17.47             24.60             36.22

                                                                                       CLASS C
                                                 -----------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                 -----------------------------------------------------------------------------
                                                 2002              2001              2000             1999              1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.19              8.18              7.79              8.54              8.50
                                                -----             -----             -----             -----             -----
  Net investment income ($)                      0.31              0.31              0.32              0.32              0.33
  Net realized and unrealized gain (loss)
    on investments and futures contracts ($)     0.35              0.01              0.39             (0.74)             0.10
                                                -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.66              0.32              0.71             (0.42)             0.43
                                                -----             -----             -----             -----             -----
  Dividends from net investment income ($)      (0.31)            (0.31)            (0.32)            (0.33)            (0.35)
  Distributions from capital gains ($)             --                --                --             (0.00)            (0.04)
                                                -----             -----             -----             -----             -----
TOTAL DISTRIBUTIONS ($)                         (0.31)            (0.31)            (0.32)            (0.33)            (0.39)
                                                -----             -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                 8.54              8.19              8.18              7.79              8.54
                                                =====             =====             =====             =====             =====
Total return (%)(a)                              8.14              3.92              9.32             (5.04)             5.14

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)         4,162             2,616             2,043             2,046             3,982
Expense ratio (%)                                1.94              1.97              2.00              1.90              1.78
Expense ratio after expense reductions (%)       1.93              1.96              2.00              1.90              1.77
Ratio of net investment income to average
  net assets (%)                                 3.61              3.74              4.04              3.88              3.86

Portfolio turnover rate (%)                     26.28             34.88             17.47             24.60             36.22
------------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH TAX-EXEMPT FUND

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS S
                                                 -----------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                 -----------------------------------------------------------------------------
                                                 2002              2001              2000             1999              1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.17              8.16              7.77              8.52              8.49
                                                -----             -----             -----             -----             -----
  Net investment income ($)                      0.42              0.38              0.39              0.40              0.42
  Net realized and unrealized gain (loss)
    on investments and futures contracts ($)     0.32              0.02              0.40             (0.74)             0.08
                                                -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.74              0.40              0.79             (0.34)             0.50
                                                -----             -----             -----             -----             -----
  Dividends from net investment income ($)      (0.39)            (0.39)            (0.40)            (0.41)            (0.43)
  Distributions from capital gains ($)             --                --                --             (0.00)            (0.04)
                                                -----             -----             -----             -----             -----
TOTAL DISTRIBUTIONS ($)                         (0.39)            (0.39)            (0.40)            (0.41)            (0.47)
                                                -----             -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                 8.52              8.17              8.16              7.77              8.52
                                                =====             =====             =====             =====             =====
Total return (%)(a)                              9.24              4.97             10.44             (4.11)             6.07

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        24,201             5,813             8,082             9,021            10,713
Expense ratio (%)                                0.94              0.97              1.00              0.90              0.78
Expense ratio after expense reductions (%)       0.93              0.96              1.00              0.90              0.77
Ratio of net investment income to average
  net assets (%)                                 4.60              4.76              5.05              4.88              4.93

Portfolio turnover rate (%)                     26.28             34.88             17.47             24.60             36.22
------------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
TAX-EXEMPT TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax- Exempt Fund (a series of State Street Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

Class A shares of State Street Research Tax-Exempt Fund returned 9.01% for the 12 months ended December 31, 2002 [does not reflect sales charge]. We are pleased to report such a strong positive return. It was slightly less than the fund's benchmark, the Lehman Brothers Municipal Bond Index, which returned 9.60% for the same period.

An uncertain economic environment actually helped the municipal bond market because interest rates remained low. The Federal Reserve Board made an effort to stimulate economic growth by lowering a key short-term interest rate in November, which caused bond yields to rise at the end of the year. (Bond prices move in the opposite direction of yields.) However, on balance, the demand for less risky, tax-free assets remained high throughout 2002, which was positive for municipal bonds.

FACTORS THAT CONTRIBUTED TO FUND PERFORMANCE
During the first six months of the year, our emphasis on lower-investment-grade and below-investment-grade bonds hurt performance modestly. However, these higher-yielding sectors rallied at year-end and made a positive contribution to performance. Intermediate-maturity bonds were another source of strong performance for most of the year as investors moved money out of short-term bonds, where yields fell dramatically. However, these bonds were a drag on performance during the fourth quarter as interest rates rose and investors started taking money out of bonds and moving it into stocks.

Municipal utilities--including electric, water and sewer revenues--were among the best-performing sectors in the second half of the year. Uncertainty among investor-owned utilities as well as other corporate-backed credits served to highlight the relative safety and stability within municipal utilities.

FUND DISAPPOINTMENTS
Health care bonds, which were strong performers in the first half of the year, were a drag on performance in the second half. Competitive pressures and structural issues present significant challenges to the Health Care sector nationwide. However, we believe the increasing needs of our aging society present the opportunity for long-term outperformance, and we continued to emphasize the sector.

In the face of a deteriorating environment for municipalities in the year ahead, our goal will be to modestly improve credit quality by reducing our stake in lower-investment-grade and below-investment-grade bonds. This portion of the market has performed well over the last few years and we feel it is now appropriate to reduce this weighting. We will continue to focus on Health Care, education, municipal utilities and Transportation revenue issues.

December 31, 2002

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B or B(1) share or 1% Class C share contingent deferred sales charge, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available only through special programs. The Lehman Brothers Municipal Bond Index is comprised of approximately 60% revenue bonds and 40% state government obligations. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

                   CHANGE IN VALUE OF $10,000 BASED ON THE
               LEHMAN BROTHERS MUNICIPAL BOND INDEX COMPARED TO
                     CHANGE IN VALUE OF $10,000 INVESTED
                              IN TAX-EXEMPT FUND


CLASS A

---------------------------
Average Annual Total Return
---------------------------
1 Year   5 Years   10 Years
---------------------------
 4.11%    3.95%      5.29%
---------------------------

                     Tax-Exempt           Lehman Municipal
                        Fund                Bond Index
"12/92"               $ 9,550                $10,000
"12/93"                10,707                 11,228
"12/94"                 9,968                 10,648
"12/95"                11,621                 12,507
"12/96"                11,961                 13,061
"12/97"                13,178                 14,261
"12/98"                13,941                 15,185
"12/99"                13,336                 14,872
"12/00"                14,683                 16,609
"12/01"                15,366                 17,461
"12/02"                16,752                 19,138

CLASS B(1)

---------------------------
Average Annual Total Return
---------------------------
1 Year   5 Years   10 Years
---------------------------
 3.15%    3.78%      5.02%
---------------------------

                     Tax-Exempt           Lehman Municipal
                        Fund                Bond Index
"12/92"               $10,000                $10,000
"12/93"                11,165                 11,228
"12/94"                10,317                 10,648
"12/95"                11,939                 12,507
"12/96"                12,195                 13,061
"12/97"                13,336                 14,261
"12/98"                14,004                 15,185
"12/99"                13,297                 14,872
"12/00"                14,503                 16,609
"12/01"                15,091                 17,461
"12/02"                16,322                 19,138

CLASS B

---------------------------
Average Annual Total Return
---------------------------
1 Year   5 Years   10 Years
---------------------------
 3.26%    3.82%      5.04%
---------------------------

                     Tax-Exempt           Lehman Municipal
                        Fund                Bond Index
"12/92"               $10,000                $10,000
"12/93"                11,165                 11,228
"12/94"                10,317                 10,648
"12/95"                11,939                 12,507
"12/96"                12,195                 13,061
"12/97"                13,336                 14,261
"12/98"                14,004                 15,185
"12/99"                13,296                 14,872
"12/00"                14,536                 16,609
"12/01"                15,106                 17,461
"12/02"                16,355                 19,138

CLASS C

---------------------------
Average Annual Total Return
---------------------------
1 Year   5 Years   10 Years
---------------------------
 7.14%    4.17%      5.03%
---------------------------

                     Tax-Exempt           Lehman Municipal
                        Fund                Bond Index
"12/92"               $10,000                $10,000
"12/93"                11,164                 11,228
"12/94"                10,316                 10,648
"12/95"                11,923                 12,507
"12/96"                12,195                 13,061
"12/97"                13,320                 14,261
"12/98"                14,004                 15,185
"12/99"                13,298                 14,872
"12/00"                14,537                 16,609
"12/01"                15,108                 17,461
"12/02"                16,338                 19,138


CLASS S

---------------------------
Average Annual Total Return
---------------------------
1 Year   5 Years   10 Years
---------------------------
 9.24%    5.19%      6.02%
---------------------------

                     Tax-Exempt           Lehman Municipal
                        Fund                Bond Index
"12/92"               $10,000                $10,000
"12/93"                11,201                 11,228
"12/94"                10,466                 10,648
"12/95"                12,220                 12,507
"12/96"                12,623                 13,061
"12/97"                13,928                 14,261
"12/98"                14,774                 15,185
"12/99"                14,167                 14,872
"12/00"                15,646                 16,609
"12/01"                16,424                 17,461
"12/02"                17,943                 19,138

STATE STREET RESEARCH TAX-EXEMPT TRUST
                                                                                                NUMBER OF
                                                                                                 FUNDS
                                    TERM OF                                                      IN FUND
                                    OFFICE                                                       COMPLEX            OTHER
                      POSITION(s)  AND LENGTH                                                   OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND        HELD       OF TIME                                                      TRUSTEE/          HELD BY
AGE(a)                 WITH FUND   SERVED(b)      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS     OFFICER(c)     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired; formerly Chairman of the Board, Chief         24    Ceridian Corporation
(56)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)

------------------------------------------------------------------------------------------------------------------------------------
STEVEN A. GARBAN        Trustee      Since    Retired; formerly Senior Vice President for Finance    44    Metropolitan Series Fund,
(65)                                 1997     and Operations and Treasurer, The Pennsylvania                Inc.(d)
                                              State University

------------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly Executive Vice President, Chief      44    The Clorox Company;
(70)                                 1986     Operating Officer and Director, Hewlett-Packard              KLA-Tencor Corporation;
                                              Company (computer manufacturer)                              BEA Systems, Inc.;
                                                                                                           Cepheid; Pharsight
                                                                                                           Corporation; and
                                                                                                           Metropolitan Series
                                                                                                           Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        24    None
(58)                                 1998     George Washington University; formerly a member of
                                              the Board of Governors of the Federal Reserve
                                              System; and Chairman and Commissioner of the
                                              Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founder Investments Ltd. (investments);     44    A.P. Pharma, Inc.; and
(64)                                 1993     formerly President, The Glen Ellen Company (private          Metropolitan Series
                                              investment firm)                                             Fund, Inc.(d)

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        44    Metropolitan Series Fund,
MORTON                               1987     School of Management, Massachusetts Institute of              Inc.(d)
(65)                                          Technology

------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee      Since    Attorney; formerly Partner, Dechert (law firm)         24    SEI Investments Funds
(71)                                 2002                                                                  (consisting of 104
                                                                                                           portfolios); andThe
                                                                                                           Massachusetts Health &
                                                                                                           Education Tax-Exempt
                                                                                                           Trust
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

RICHARD S. DAVIS        Trustee      Since    Chairman of the Board, President and Chief             24    None
(57)(+)                              2000     Executive Officer of State Street Research &
                                              Management Company; formerly Senior Vice President,
                                              Fixed Income Investments, Metropolitan Life
                                              Insurance Company and Managing Director, J.P.
                                              Morgan Investment Management
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

JOHN H. KALLIS           Vice        Since    Senior Vice President of State Street Research &       11    None
(62)                   President     1994     Management Company
------------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since    Managing Director, Chief Financial Officer and         24    None
(48)                   President     2001     Director of State Street Research & Management
                                              Company; formerly Executive Vice President, State
                                              Street Research & Management Company and Senior
                                              Vice President, Product and Financial Management,
                                              MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
DAN R. STRELOW           Vice        Since    Managing Director of State Street Research &           15    None
(43)                   President     2002     Management Company; formerly Executive Vice
                                              President and Senior Vice President, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    24    None
(46)                                 2001     Research & Management Company; formerly Vice
                                              President and Assistant Treasurer, State Street
                                              Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since    Managing Director, General Counsel and Secretary of    24    None
III                                  1995     State Street Research & Management Company;
(47)                                          formerly Executive Vice President, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).
(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.
(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.
(+) Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the
    Trust's Investment Manager, State Street Research & Management Company, as noted.

STATE STREET RESEARCH TAX-EXEMPT FUND                        -----------------
One Financial Center                                             PRSRT STD
Boston, MA 02111-2690                                          U.S. POSTAGE
                                                                   PAID
                                                                 PERMIT #6
                                                                 HUDSON, MA
                                                             -----------------
QUESTIONS? COMMENTS?

E-MAIL us at:
        info@ssrfunds.com
VISIT us at:
        WWW.SSRFUNDS.COM
CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
        Hearing-impaired: 1-800-676-7876
        Chinese- and Spanish-speaking: 1-888-638-3193
WRITE us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C)2003 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Tax-Exempt Fund prospectus.

When used after March 31, 2003, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry wide.


CONTROL NUMBER: (exp0204)SSR-LD                                    TE-1222-0203